Exhibit 99.1

October 11, 2013
Dear Mayflower Bancorp, Inc. Shareholders:
Thank you for your support as we work toward completing the merger between Independent Bank Corp. (“Independent”) and Mayflower Bancorp, Inc. (“Mayflower”). We presently anticipate that the merger will be completed during the fourth quarter of 2013.
Each Mayflower shareholder has the opportunity to express a preference for receiving, as merger consideration for each share of Mayflower common stock, either (1) $17.50 in cash, without interest, (2) 0.565 shares of Independent common stock, or (3) a “mixed election” of both cash and shares of Independent common stock. Overall elections are subject to proration so that 30% of the Mayflower shares will be exchanged for cash and 70% for stock. As is customary, in order to preserve the tax-free nature of the transaction for those receiving Independent stock, the terms of the merger also make a general consideration adjustment possible in certain limited circumstances, which we do not currently anticipate.
Action is now required on your part to indicate the form of merger consideration you would prefer. Enclosed are the Form of Election and Letter of Transmittal and related documents. Please complete, sign, and return the Form of Election and Letter of Transmittal, with all of your Mayflower stock certificates or confirmation of book-entry transfer, as applicable, to the exchange agent for the merger, Computershare Trust Company, N.A. (the “Exchange Agent” or “Computershare”), in order to make an election. Please use the enclosed envelope to return your Form of Election and Letter of Transmittal and your stock certificates, confirmation of a book-entry transfer, or a properly completed Notice of Guaranteed Delivery to the Exchange Agent. Insured mail is highly recommended. Do not send your stock certificates or any other documents to Mayflower or Independent.
Please act as soon as possible. The Form of Election and Letter of Transmittal, together with either your (1) stock certificate(s) or confirmation of book-entry transfer, as applicable, or (2) Notice of Guaranteed Delivery, must be RECEIVED by the Exchange Agent no later than the election deadline, which will be 5:00 p.m., Eastern Time, on the date that is five business days preceding the closing date of the merger mutually agreed upon by Independent and Mayflower (the “Election Deadline”). Independent and Mayflower will publicly announce the date of the Election Deadline as soon as practicable prior to such date, but you are encouraged to return your Form of Election and Letter of Transmittal as promptly as practicable. You may also obtain up-to-date information regarding the Election Deadline by calling the information agent for the transaction, Georgeson Inc., at (866) 628-6021 (toll-free).
There is a limited period of time for you to deliver your Form of Election and Letter of Transmittal and your Mayflower stock certificate(s) or confirmation of book-entry transfer. Therefore, we encourage you to submit your Form of Election and Letter of Transmittal and Mayflower stock certificate(s) or confirmation of book-entry transfer, as applicable, promptly. If you do not make a valid election, you will be deemed not to have made an election and, as a result, your Mayflower shares may be exchanged for cash consideration, stock consideration or a combination of cash consideration and stock consideration as provided for in the merger agreement.
You can find additional information on the merger, its terms and related transactions in the enclosed Proxy Statement/Prospectus dated August 8, 2013, which was previously mailed to Mayflower shareholders of record as of August 6, 2013 and is also available through the Securities and Exchange Commission’s web site at www.sec.gov. The information contained in the Proxy Statement/Prospectus is as of August 8, 2012, and does not reflect subsequent developments. However, the Proxy Statement/Prospectus incorporates by reference subsequent filings with the Securities and Exchange Commission by Independent. You should rely only on the information contained or expressly incorporated by reference in the Proxy Statement/Prospectus.
If you have any questions regarding the election materials, please call Georgeson Inc. at (866) 628-6021 (toll-free).

BY:/s/Edward M. Pratt	BY:/s/Christopher Oddleifson
Edward M. Pratt	Christopher Oddleifson
Mayflower Bancorp, Inc.	Independent Bank Corp.
President and Chief Executive Officer	President and Chief Executive Officer

To be effective, this Form of Election and Letter of Transmittal must be received by the Exchange Agent (identified below) no later than the Election Deadline, which will be 5:00 p.m., Eastern time, on the date that is five business days immediately prior to the closing date under the Merger Agreement or such other date as Independent Bank Corp. and Mayflower Bancorp, Inc. mutually agree, together with (1) the certificate(s) representing all shares of common stock, par value $1.00 per share, of Mayflower Bancorp, Inc. to which this Form of Election and Letter of Transmittal relates or (2) a properly completed Guarantee of Delivery with respect to the certificate(s). See Instruction 14. Delivery of such shares that are held in book-entry form may be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”). Independent and Mayflower will publicly announce the date of the anticipated Election Deadline as soon as practicable prior to such date. If the closing date is delayed, the Election Deadline will also be delayed and the rescheduled Election Deadline will be publicly announced.

FORM OF ELECTION
AND
LETTER OF TRANSMITTAL
to accompany certificates representing
shares of common stock, par value $1.00 per share, of
Mayflower Bancorp, Inc.
Please read and follow the accompanying instructions carefully and deliver to the Exchange Agent:
Computershare Trust Company, N.A.

By Mail:	By Overnight Courier:
Computershare Trust Company, N.A. Attention: Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attention: Corporate Actions 250 Royall Street, Suite V Canton, MA 02021
DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN
ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
DELIVERY TO THE EXCHANGE AGENT.

TABLE A DESCRIPTION OF MAYFLOWER SHARES SURRENDERED
Name(s) of Record Holder(s) as Shown on the Mayflower Certificate(s) and Address(es) of Such Record Holder(s)*	Mayflower Certificate(s) Being Surrendered Attach Additional List if Necessary)
	Mayflower Certificate Number **	Number of Shares Represented by Each Mayflower Certificate or Book Entry Position (or Covered by a Guarantee of Delivery)	Number of “Book Shares” (shares issued through the Mayflower Dividend Reinvestment Plan)

Total Shares
*For a delivery using the Guarantee of Delivery procedures, please fill in exactly as name(s) appear on the certificate(s) when delivered.
**Mayflower Certificate numbers are not required at this time if the Mayflower Certificate(s) will be delivered using the Guarantee of Delivery procedures; otherwise all tendered certificate(s) should be included.

Pursuant to the Agreement and Plan of Merger, dated as of May 14, 2013 (as the same may be amended from time to time, the “Merger Agreement”), by and among Independent Bank Corp. (“Independent”), Rockland Trust Company, Mayflower Bancorp, Inc. (“Mayflower”), and Mayflower Co-operative Bank, you must surrender to Computershare Trust Company, N.A., as exchange agent (the “Exchange Agent”), the certificate(s) (the “Mayflower Certificate(s)”) representing the shares of common stock, par value $1.00 per share, of Mayflower (“Mayflower Shares”) owned of record by you as set forth herein, and make the election (the “Election”), indicated in TABLE B (Election) below, to have the Mayflower Shares evidenced by such Mayflower Certificate(s) converted in the Merger (as defined in the Merger Agreement) into the right to receive one (and only one) of the following:

•
Cash Election - $17.50 in cash, without interest, per Mayflower Share (the “Cash Consideration”), subject to proration, as calculated in accordance with the Merger Agreement and described in the proxy statement/prospectus, dated August 8, 2012, filed by Independent and Mayflower with the Securities and Exchange Commission (the “Proxy Statement/Prospectus”);

•
Stock Election -0.565 shares of Independent common stock, par value $0.01 per share (“Independent Shares”), subject to proration, as calculated in accordance with the Merger Agreement and described in the Proxy Statement/Prospectus; or

•
Mixed Election - Cash Consideration with respect to a portion of your Mayflower Shares evidenced by the Mayflower Certificate(s) as designated by you below in TABLE B (Election) and Stock Consideration with respect to the balance of your Mayflower Shares evidenced by the Mayflower Certificate(s), subject to proration, as calculated in accordance with the Merger Agreement and described in the Proxy Statement/Prospectus.

If you do not mark one of the Election boxes below in TABLE B (Election) or if you do not return this form, properly completed, by the Election Deadline, you will be deemed to have indicated no preference as to the receipt of Cash Consideration or Stock Consideration (a “Non-Election”) and will receive consideration in the Merger (the “Merger Consideration”) that may be Cash Consideration for all of your Mayflower Shares, Stock Consideration for all of your Mayflower Shares, or Cash Consideration for some of your Mayflower Shares and Stock Consideration for some of your Mayflower Shares, depending on elections that have been made by other Mayflower shareholders and based on the results of the proration procedures set forth in the Merger Agreement and described in the Proxy Statement/ Prospectus.

You understand that the Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the Proxy Statement/Prospectus. A copy of the Merger Agreement is attached to the Proxy Statement/Prospectus as Annex A. These terms, conditions and limitations include, but are not limited to, the proration process, which is designed to ensure that 70% of the Mayflower Shares outstanding immediately prior to the Merger are converted into the right to receive the Stock Consideration (treating restricted stock awards as outstanding) and 30% of the Mayflower Shares outstanding immediately prior to the Merger are converted in the Merger into the right to receive the Cash Consideration. In order to preserve the tax-free nature of the transaction, the Merger Agreement also provides for a general consideration adjustment in certain circumstances. Accordingly, you may receive a form of Merger Consideration different from what you elect. You are urged to read the Merger Agreement and the Proxy Statement/Prospectus in their entirety before completing this Form of Election and Letter of Transmittal.
YOU MAY REQUEST A FREE COPY OF THE PROXY STATEMENT/PROSPECTUS AND ADDITIONAL COPIES OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE BY CONTACTING GEORGESON INC. AT:
Georgeson Inc.
480 Washington Blvd., 26th Floor
Jersey City, NJ 07310
Banks and Brokerage Firms, please call: (800) 223-2064
Stockholders and all others, call toll-free: (866) 628-6021
Email: MFLR@Georgeson.com
You understand that the definitive terms pursuant to which the Merger will be effected, including but not limited to the amount and form of consideration to be received by holders of Mayflower Shares, the effect of this Form of Election and Letter of Transmittal, and certain conditions to the consummation of the Merger (as such term is defined in the Merger Agreement), are summarized in the Proxy Statement/Prospectus and are set forth in full in, and are subject to, the Merger Agreement.
You make the following Election for your Mayflower Shares owned of record and represented by the Mayflower Certificate(s) surrendered herewith:

TABLE B
ELECTION
Check one of the boxes below:
❑ Cash Election
❑ Stock Election
❑ Mixed Election - Convert:
• _________ Mayflower Shares into the right to receive Cash Consideration (if you elect the Mixed Election as described above, please fill in the blank to the left to designate the number of Mayflower Shares represented by the Mayflower Certificate(s) to which this Form of Election and Letter of Transmittal applies that you want converted into the right to receive Cash Consideration); and

• all remaining Mayflower Shares represented by the Mayflower Certificate(s) to which this Form of Election and Letter of Transmittal applies into the right to receive Stock Consideration.

You will be deemed to have made a Non-Election if, with respect to any of your Mayflower Shares:
(a)No election is made in TABLE B (Election); or
(b)More than one Election is made in TABLE B (Election); or
(c)You fail to follow the instructions on this Form of Election and Letter of Transmittal (including but not limited to failure to submit the Mayflower Certificate(s), a Guarantee of Delivery, or confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC) or otherwise fail to properly make an Election; or
(d)A completed Form of Election and Letter of Transmittal (together with submission of your Mayflower Certificate(s), a Guarantee of Delivery or confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC) is not received by the Exchange Agent at or prior to the Election Deadline; or

(e)You return this Form of Election and Letter of Transmittal with a Guarantee of Delivery but do not deliver the Mayflower Certificate(s) representing the Mayflower Shares for which the Election is being made (or do not confirm a book-entry transfer of the shares into the Exchange Agent’s account at DTC) by 5:00 p.m. Eastern time on the third NASDAQ trading day after the Election Deadline.
In order for your Election to be effective, (i) this Form of Election and Letter of Transmittal must be completed and signed in the space in TABLE E (Shareholder(s) Sign Here), (ii) you must complete and sign the Substitute Form W-9 included herewith, and (iii) this Form of Election and Letter of Transmittal along with the Substitute Form W-9 must be mailed or delivered with your Mayflower Certificate(s), or a Guarantee of Delivery, to the Exchange Agent, to the address set forth on page 1 of this Form of Election and Letter of Transmittal (or, solely with respect to a Guarantee of Delivery, to the facsimile number set forth in the Notice of Guaranteed Delivery). Delivery of Mayflower Shares that are held in book-entry form may be made by book-entry transfer of the shares to the Exchange Agent’s account at DTC. In order to properly make an Election, this Form of Election and Letter of Transmittal and other required documents must be received by the Exchange Agent at or prior to the Election Deadline. If this Form of Election and Letter of Transmittal is not completed and received by the Exchange Agent pursuant to the instructions herein at or prior to the Election Deadline, you will be deemed to have made a Non-Election.
Record holders of Mayflower Shares who are nominees may submit a separate Form of Election and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee; provided, however, that at the request of Independent, that record holder must certify to the satisfaction of Independent that the record holder holds those Mayflower Shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Mayflower Shares.
By signing and returning this Form of Election and Transmittal Letter to the Exchange Agent, you agree to the statements set forth below:
1.Pursuant to the Merger Agreement and subject to the election and proration procedures described herein and in the Proxy Statement/Prospectus, and set forth in the Merger Agreement, you surrender the Mayflower Certificate(s) representing your Mayflower Shares listed on this Form of Election and Letter of Transmittal or your Mayflower Shares for which a book-entry transfer has been made, and elect, as indicated in this Form of Election and Letter of Transmittal, to receive for such Mayflower Shares represented by the Mayflower Certificate(s) or book-entry transfer of shares, the Stock Consideration and/or the Cash Consideration.

2.You represent and warrant that you are, as of the date you executed this Form of Election and Letter of Transmittal, and you will be, as of the effective time of the Merger, the registered holder of the Mayflower Shares represented by the enclosed Mayflower Certificate(s) (or the Mayflower Shares subject to book-entry transfer referred to herein) with good title thereto and with full power and authority to make the Election indicated herein and to sell, assign and transfer the Mayflower Shares represented by the enclosed Mayflower Certificate(s) (or the Mayflower Shares subject to such book-entry transfer), free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims. You will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Mayflower Shares.

3.You understand and acknowledge that you will not receive the Merger Consideration unless and until the Merger is completed and unless and until the Mayflower Certificate(s) representing (or confirmation of book-entry transfer into the Exchange Agent’s account at DTC of) your Mayflower Shares are received by the Exchange Agent at the address set forth above, together with such additional documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent. You understand and acknowledge that the method of delivery of the Certificate(s) (or book-entry transfer of shares) and all other required documents is at your option and risk and that the risk of loss and title to such shares shall pass only upon proper delivery of the completed Form of Election and Letter of Transmittal and such Certificate(s) (or confirmation of such book-entry transfer) to the Exchange Agent. You further understand and acknowledge that no interest will accrue on the Merger Consideration, including on any cash paid in lieu of any fractional Independent Share, or on any dividends paid with respect thereto.

4.You make the Election set forth in TABLE B (Election) above. You understand that the purpose of the election procedures described in this Form of Election and Letter of Transmittal is to permit you to express your preferences with respect to the Merger Consideration you elect to receive in the Merger, subject to proration and the other provisions of the Merger Agreement. You understand that the preference you express with respect to the Merger Consideration may not be fully satisfied depending upon the elections of other Mayflower shareholders and the effect of the proration procedures and other provisions in the Merger Agreement that provide for general consideration adjustment in certain circumstances to preserve the tax-free nature of the transaction.

5.You agree that if you do not make an Election or if you make an ineffective Election for any Mayflower Shares held by you, you will be deemed to have made a Non-Election and will receive Stock Consideration, Cash Consideration or a combination of both Stock Consideration and Cash Consideration, depending on the elections of other Mayflower shareholders.

6.You acknowledge that none of Mayflower, Independent, the Mayflower Board of Directors or the Independent Board of Directors has made any recommendation as to whether or not you should make a particular type of election. You also acknowledge that you were advised to make your own decision as to what Election to make.

7.Unless otherwise indicated on this Form of Election and Letter of Transmittal in TABLE C (Special Issuance Instructions) or TABLE D (Special Delivery Instructions), in exchange for the enclosed Mayflower Certificate(s) (or those delivered pursuant to a Guarantee of Delivery) or book-entry transfer of shares, you instruct the Exchange Agent to issue in your name, as it appears on this Form of Election and Letter of Transmittal, the Merger Consideration, subject to proration and the other provisions of the Merger Agreement, in the form elected by you in TABLE B (Election) above, including a check for cash in lieu of any fractional Independent Share that would otherwise be issued to you. Similarly, unless otherwise indicated in TABLE D (Special Delivery Instructions), you instruct the Exchange Agent to mail the Merger Consideration to you at the address shown in TABLE A (Description of Mayflower Shares Surrendered) on this Form of Election and Letter of Transmittal. In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, you instruct the Exchange Agent to issue and mail the Merger Consideration to the person or entity so indicated at the address indicated. The form of medallion signature guarantee by an Eligible Institution (as defined in Instruction 4) included in this Form of Election and Letter of Transmittal must be completed if Special Issuance Instructions in TABLE C are given.

8.You understand and acknowledge that the Exchange Agent (or Independent and Mayflower jointly, in the event that the Exchange Agent declines to make any such determination) shall have the right to make all determinations, not inconsistent with the Merger Agreement, governing (i) the validity of any Form of Election and Letter of Transmittal and compliance by you with the election procedures set forth therein, (ii) any and all proration determinations and calculations, (iii) the issuance of the whole number of Independent Shares to be issued as Stock Consideration and (iv) the method of payment of Cash Consideration and cash in lieu of any fractional Independent Share.

9.You understand that Independent has a Direct Registration System for its shares of common stock. This means that Independent’s transfer agent will keep its records of any Independent Shares you receive in the Merger in an electronic, book-entry form following the Merger and that you will receive a Direct Registration Transaction Advice providing information about your Independent Shares. References in this Form of Election and Letter of Transmittal to certificates representing Independent Shares shall be deemed to mean such a Direct Registration Transaction Advice or other evidence of ownership of Independent Shares.

10.You acknowledge receipt of the Proxy Statement/Prospectus and agree that your Election and all instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement/Prospectus and the instructions applicable to this Form of Election and Letter of Transmittal.

11.You irrevocably appoint the Exchange Agent, as your agent, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. You authorize and instruct the Exchange Agent to deliver the Mayflower Certificate(s) covered hereby, and to receive on your behalf, in exchange for the Mayflower Shares represented by such Mayflower Certificate(s), any check and/or any certificate for Independent Shares issuable to you. Furthermore, you authorize the Exchange Agent to follow your Election (subject to proration) and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred by this Form of Election and Letter of Transmittal (or Guarantee of Delivery) shall be binding upon your successors, assigns, heirs, executors, administrators and legal representatives and shall not be affected by, and shall survive, your death or incapacity.

TABLE C
Special Issuance Instructions (see Instructions 4 & 6)
To be completed only if the check is to be made payable to, and/or the certificate for Independent Shares are to be issued in the name of, someone other than the record holder(s) of the Mayflower Shares or the name of the record holder(s) needs to be corrected or changed.

Issue: ❑ Certificate ❑ Check to:
Name: ___________________________________________________ (please print)
Address: _________________________________________________ __________________________________________________________ (include zip code)
Tax Identification Number or Social Security Number):___________________________________

TABLE D
Special Delivery Instructions (see Instruction 6)
To be completed only if the check is to be made payable to, and/or the certificate for Independent Shares are to be issued in the name of, the record holder(s) of the Mayflower Shares but are to be sent to another person or to an address other than as set forth in Table A.

Check and/or certificate(s) for Independent Shares to be delivered to:*
Name: ___________________________________________________ (please print)
Address: _________________________________________________ __________________________________________________________ (include zip code)
* Please attach additional sheets if necessary

TABLE E
Shareholder(s) Sign Here (also complete Substitute Form W-9)
Please sign exactly as your name(s) appear(s) on your Mayflower Certificate(s). If this is an Election by joint owners, each person covered by this Form of Election and Letter of Transmittal must sign personally. A check and/or certificate for Independent Shares will be issued only in the name of the person(s) submitting this Form of Election and Letter of Transmittal and will be mailed to the address set forth in Table A unless the Special Issuance or Special Delivery instructions above, respectively, are completed.

________________________________________________________________ (Signature(s) of owner(s) - see Instruction 5)
________________________________________________________________ (Print name of owner(s))
Dated: __________ __, 2013
________________________________________________________________ Social Security or other Tax Identification Number
Name: ________________________________________________ (please print)
Capacity: ______________________________________________
Address: ______________________________________________ _______________________________________________________ (include zip code)
Daytime Telephone Number: ( )
Signature Guarantee (if required by Instruction 4 or 6) Apply signature guarantee medallion below The undersigned guarantees the signature(s) which appear(s) on this Form of Election
Dated: __________ __, 2013
Name of Eligible Institution issuing Guarantee
Note: If the check and/or certificate representing Independent Shares is to be issued in exactly the name of the record holder as inscribed on the surrendered Mayflower Certificate(s), the surrendered Mayflower Certificate(s) need not be endorsed and no guarantee of the signature on this Form of Election and Letter of Transmittal is required.

INSTRUCTIONS
The Form of Election and Letter of Transmittal is to be completed by those record holders of Mayflower Shares desiring to make an Election and received by the Exchange Agent at or prior to the Election Deadline. The Election Deadline will be 5:00 p.m., Eastern time, on the date that is five business days immediately prior to the closing date of the Merger under the Merger Agreement or such other date as Independent Bank Corp. and Mayflower Bancorp, Inc. mutually agree. Independent will publicly announce the date of the anticipated Election Deadline as soon as practicable prior to such date. If the closing date is delayed to a subsequent date, the Election Deadline will be similarly delayed to a subsequent date, and the rescheduled Election Deadline will be announced in a press release. Holders of Mayflower Shares who do not complete and submit the Form of Election and Letter of Transmittal at or prior to the Election Deadline cannot make an Election. They will be deemed to have made a Non-Election and will receive Merger Consideration that may be Cash Consideration for all of their Mayflower Shares, Stock Consideration for all of their Mayflower Shares, or Cash Consideration for some of their Mayflower Shares and Stock Consideration for some of their Mayflower Shares, depending on elections that have been made by other Mayflower shareholders and subject to the results of the proration procedures set forth in the Merger Agreement and described in the Proxy Statement/ Prospectus. Until a record holder’s Mayflower Certificate(s) (or confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC) is received by the Exchange Agent at either of the addresses set forth on the front of the Form of Election and Letter of Transmittal (or, solely with respect to a Guarantee of Delivery, the facsimile number set forth in the Notice of Guaranteed Delivery), together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the Stock Consideration and/or check representing the Cash Consideration or check representing cash in lieu of any fractional Independent Share (if any) in exchange for the holder’s Mayflower Certificate(s). In addition, no interest will accrue on the

Cash Consideration or any cash in lieu of any fractional Independent Share, and no dividends or any other distributions that are payable to holders of Independent shares as of a record date after the effective time of the Merger will be paid to Mayflower shareholders receiving Stock Consideration until the Exchange Agent has processed the holder’s Election.
1. Time in Which to Make an Election. For an Election to be validly made with respect to Mayflower Shares owned by a holder, the Exchange Agent must receive, at either of the addresses set forth on the front of the Form of Election and Letter of Transmittal, at or prior to the Election Deadline, a Form of Election and Letter of Transmittal, properly completed and executed, and accompanied by the Mayflower Certificate(s) representing such Mayflower Shares, confirmation contained in an “Agent’s Message” of a book-entry transfer of the shares into the Exchange Agent’s account at DTC, or a Guarantee of Delivery. Any shareholder whose Form of Election and Letter of Transmittal and Mayflower Certificate(s) (or confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC or Guarantee of Delivery) are not so received will be deemed to have made a Non-Election. If Mayflower Certificate(s) representing Mayflower Shares covered by a Guarantee of Delivery are not received (or if a confirmation contained in an “Agent’s Message” of a book-entry transfer of the Mayflower Shares into the Exchange Agent’s account at DTC is not received) within three NASDAQ trading days after the Election Deadline, the holder thereof will be deemed to have made a Non-Election. As used herein, the term “Agent’s Message” means a message, transmitted by DTC and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the DTC participant delivering the Mayflower Shares, that such participant has received and agreed to be bound by the Form of Election and Letter of Transmittal, and that Independent may enforce such agreement against the participant.

2. Change or Revocation of Election. An Election may be revoked with respect to all or any portion of the Mayflower Shares covered by the Election by the holder who submitted the applicable Form of Election and Letter of Transmittal, but only in whole share amounts by written notice of revocation received by the Exchange Agent at or prior to the Election Deadline. If an Election is revoked, or the Merger Agreement is terminated, and any Mayflower Certificates have been transmitted to the Exchange Agent, the Exchange Agent will promptly return those Mayflower Certificates to the shareholders who submitted them (except, in the case of a revocation, to the extent (if any) a subsequent cash election and/or stock election is properly made with respect to any or all of the Mayflower Shares represented by such Mayflower Certificates). Mayflower shareholders will not be entitled to revoke or change their Elections following the Election Deadline. As a result, during the interval between the Election Deadline and the effective time of the Merger, Mayflower shareholders who have properly made Elections will not be able to revoke their elections or sell the Mayflower Shares covered by their Elections. Once an Election is properly made with respect to any Mayflower Shares, the electing shareholder will not be able to sell or otherwise transfer such Mayflower Shares, unless the Election is properly revoked or the Merger Agreement is terminated.

3. Nominees. Record holders of Mayflower Shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee; provided, however, that at the request of Independent the record holder must certify to Independent’s satisfaction that the record holder holds those Mayflower Shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Mayflower Shares.

4. Guarantee of Signatures. No signature guarantee is required on a Form of Election and Letter of Transmittal if it is signed by the record holder(s) of the Mayflower Shares tendered herewith and the certificate representing Independent Shares and/or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON A FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program (an “Eligible Institution”). Public notaries cannot execute acceptable guarantees of signatures.

5. Signatures on Form of Election and Letter of Transmittal, Stock Powers and Endorsements.

(a)If a Form of Election and Letter of Transmittal is signed by the record holder(s) of the Mayflower Certificate(s) tendered hereby without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the Mayflower Certificate(s) without any change whatsoever. If the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

(b)If any Mayflower Shares tendered by a Form of Election and Letter of Transmittal are held of record by two or more joint holders, each of the joint holders must sign the Form of Election and Letter of Transmittal.

(c)If a Form of Election and Letter of Transmittal is signed by the record holder(s) of the Mayflower Certificate(s) listed and transmitted thereby, no endorsements of the Mayflower Certificate(s) or separate stock powers are required.

(d)If any surrendered Mayflower Shares are registered in different names on several Mayflower Certificate(s), it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of Mayflower Certificate(s).

(e)If a Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Mayflower Certificate(s) listed, the Mayflower Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the Mayflower Certificate(s). Signatures on the Mayflower Certificate(s) or stock powers must be guaranteed as provided in TABLE E (Shareholder(s) Sign Here) above. See Instruction 4.

(f)If a Form of Election and Letter of Transmittal or any Mayflower Certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the Mayflower Certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

6. Special Issuance and Delivery Instructions. Unless instructions to the contrary are given in TABLE C (Special Issuance Instructions) or TABLE D (Special Delivery Instructions), the certificate representing Independent Shares and/or the check to be distributed in exchange for Mayflower Shares surrendered pursuant to a Form of Election and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in TABLE A (Description of Mayflower Shares Surrendered). If the certificate and/or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), TABLE C (Special Issuance Instructions) must be completed. If the certificate and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in TABLE A (Description of Mayflower Shares Surrendered), then TABLE D (Special Delivery Instructions) must be completed. If TABLE C (Special Issuance Instructions) is completed, the signature(s) of the person(s) signing a Form of Election and Letter of Transmittal must be guaranteed as provided in TABLE E (Shareholder(s) Sign Here). See Instruction 4.

7. Important Information Regarding Backup Withholding. Each holder of Mayflower Shares that is a United States person is required to provide the Exchange Agent with the holder’s correct Taxpayer Identification Number (“TIN”), generally the holder’s social security or federal employer identification number, on the Substitute Form W-9 provided herewith, or, alternatively, to establish another basis for exemption from backup withholding. A Mayflower shareholder must cross out item (2) in Part II-Certification of the Substitute Form W-9 if such shareholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the shareholder to 28% federal income tax backup withholding on any reportable payments made to such shareholder. If the shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date both the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from any payments of the Merger Consideration to such shareholder. A shareholder that is not a United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to that shareholder’s exempt status.

8. Inadequate Space. If there is inadequate space to complete any box, the information must be set forth on additional sheets substantially in the form of the corresponding portion of this Form of Election and Letter of Transmittal and attached to the Form of Election and Letter of Transmittal.

9. Indication of Mayflower Certificate(s) Numbers and Shares. TABLE A (Description of Mayflower Shares Surrendered) of the Form of Election and Letter of Transmittal should indicate the certificate number(s) of the Mayflower Certificate(s) surrendered therewith and the number of shares represented by each Mayflower Certificate.

10. Method of Delivery. The method of delivery of all documents is at the option and risk of the holder of Mayflower Shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A return envelope is enclosed. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when the documents are actually received by the Exchange Agent.

11. Lost Mayflower Certificate. If any Mayflower Certificate has been lost, stolen or destroyed, the holder should contact Mayflower’s transfer agent, American Stock Transfer and Trust Company, by calling 800-937-5449 or 718-921-8124, from Monday through Friday, 8 am to 8 pm ET, via American Stock Transfer and Trust Company’s website, at http://www.amstock.com/main/nav_contactUs.asp, or by writing to American Stock Transfer and Trust Company, Attention: Shareholder Services Division, 6201 15th Avenue, Brooklyn, NY 11219, or by e-mail: info@amstock.com. The shareholder should include all pertinent information, including the certificate number, account number and the name of the stock. To receive replacement certificates, the holder must pay a $75.00 administrative fee, and obtain an indemnity bond at the holder’s sole cost and expense, or the holder may elect to use American Stock Transfer and Trust Company’s insurer, Travelers Casualty and Surety Co. of America and pay a fee of 3% of the market value of the lost securities plus an administrative fee of $75.00. After the transfer agent receives notification, an Affidavit of Loss and Indemnity Agreement will be sent to the shareholder within 24 - 48 hours, by regular mail or, if the shareholder provides the transfer agent with an instruction to send the materials by Federal Express, by Federal Express. The replacement fee will be listed on the cover letter of the affidavit. Once receiving these materials from the transfer agent, Holders of Mayflower Shares must properly complete, sign and send the Form of Election and Letter of Transmittal, and (unless the shares are held in book entry form) certificate(s) representing their Mayflower Shares, or a Guarantee of Delivery as described in Instruction 14, to the Exchange Agent. The Exchange Agent must receive these documents at or prior to the Election Deadline. As it may take up to 10 business days for the transfer agent to provide materials for a lost Mayflower Certificate, holders of Mayflower Shares are urged to determine promptly if they require any replacement stock certificates.

12.Non-Consummation of Merger. Consummation of the Merger is subject to the receipt of all required regulatory approvals and to the satisfaction or waiver of certain other conditions. No payment of any Merger Consideration will be made prior to the consummation of the Merger, or if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will automatically be void and of no effect and Mayflower Certificate(s) submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

13.Voting Rights and Dividends. Holders of Mayflower Shares will continue to have the right to vote and to receive all dividends paid, if any, on all Mayflower Shares deposited by them with the Exchange Agent until the Merger is completed.

14.Guarantee of Delivery. Holders of Mayflower Shares whose Mayflower Certificate(s) are not immediately available or who cannot deliver their Mayflower Certificate(s) and all other required documents to the Exchange Agent (and/or cannot complete the procedure for delivery of Mayflower Shares by book-entry transfer into the Exchange Agent’s account at DTC) prior to the Election Deadline may deliver their Mayflower Shares by properly completing and duly executing a Guarantee of Delivery if (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or by a commercial bank or trust company in the United States; (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, as provided herein, together with a properly completed and duly executed Form of Election and Letter of Transmittal and any other documents required by the Form of Election and Letter of Transmittal; and (3) the Mayflower Certificate(s) for all the Mayflower Shares covered by the Guarantee of Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such Mayflower Shares into the Exchange Agent’s account at DTC), are received by the Exchange Agent no later than 5:00 p.m. Eastern time on the third NASDAQ trading day after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to have made a Non-Election. The form of Guarantee of Delivery is enclosed herewith.

15.Construction. All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.
All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved jointly by Independent and Mayflower in their sole discretion and such resolution will be final and binding.
The Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which a Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the holder of Mayflower Shares submitting the Form of Election and Letter of Transmittal is reasonably clear. None of the Exchange Agent, Independent or Mayflower is under any obligation to provide notification of any defects in the deposit and surrender of any Mayflower Certificate(s) or in the completion or submission of any Form of Election and Letter of Transmittal, nor shall any of the Exchange Agent, Independent or Mayflower be liable for any failure to give any such notification.
16.Miscellaneous. No fraction of a Independent Share will be issued upon the surrender for exchange of any Mayflower Shares. In lieu of any such fractional share, an amount of cash determined in accordance with the Merger Agreement will be paid by check.

Completing and returning the Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to the approval of the Merger Agreement, the agreement of merger satisfying the applicable requirements of the Massachusetts Business Corporation Act to be filed in connection with the Merger and the transactions contemplated thereby, including the Merger at the special meeting of shareholders of Mayflower. To vote, please consult the Proxy Statement/Prospectus.
17.Questions and Requests for Information. Questions and requests for information or assistance relating to the Form of Election and Letter of Transmittal should be directed to Georgeson Inc., Mayflower’s Information Agent, at:
Georgeson Inc.
480 Washington Blvd., 26th Floor
Jersey City, NJ 07310
Banks and Brokerage Firms, please call: (800) 223-2064
Stockholders and all others, call toll-free: (866) 628-6021
Email: MFLR@Georgeson.com

Substitute Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for TIN and Certification

Name:
Please check the appropriate box indicating your status: ❑Individual/Sole proprietor ❑Corporation Partnership ❑Other ❑Exempt from backup Withholding
Address (number, street, and apt. or suite no.)
City, state, and ZIP code
Part I TIN

PLEASE PROVIDE YOUR TIN ON THE Social Security Number
APPROPRIATE LINE AT THE RIGHT. For most OR
individuals, this is your social security number. If you Employer Identification Number do not have a number, see the enclosed Guidelines for
Certification of Taxpayer Identification Number on
Substitute Form W-9. If you are awaiting a TIN, write
“Applied For” in this Part I, complete the “Certificate
Of Awaiting Taxpayer Identification Number” below
and see “IMPORTANT TAX INFORMATION”.

Part II Certification
Under penalties of perjury, I certify that:
The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
I am a U.S. person (including a U.S. resident alien).
Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person ð	Date ð

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE INSTRUCTION 7, “IMPORTANT INFORMATION REGARDING BACKUP WITHHOLDING”.
COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	ð	Date ð

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer -Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the name and Social Security number of -
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the accounts(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee
b.So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship or single-owner LLC	The owner(3)
For this type of account:	Give the name and Employer Identification Number of -
6. Sole proprietorship or single-member LLC	The owner(3)
7. A valid trust, estate, or pension trust	The legal entity(4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The partnership
10. Partnership or multi-member LLC	The owner(3)
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)
You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Obtaining a Number
If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or online at www.socialsecurity.gov. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.
Payees Exempt From Backup Withholding
Payees specifically exempted from backup withholding include:

(1)
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.
Payees that may be exempt from backup withholding include:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under Section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under Section 664 or described in Section 4947.
The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding.
Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to Federal law-enforcement and intelligence agencies to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties

(1)
Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of Taxpayer Identification Number. If the requester discloses or uses a taxpayer identification number in violation of federal law, the requester may be subject to civil or criminal penalties.
FOR ADDITIONAL INFORMATION
CONTACT YOUR TAX CONSULTANT
OR THE INTERNAL REVENUE SERVICE

MAYFLOWER BANCORP, INC.
NOTICE OF GUARANTEED DELIVERY
(Not to be used for signature guarantee)
This Notice of Guaranteed Delivery or one substantially similar hereto must be submitted with a properly completed and duly executed Form of Election and Letter of Transmittal to make a valid election with respect to your shares of common stock of Mayflower Bancorp, Inc. (“Mayflower”), as set forth in the proxy statement/prospectus, dated August 8, 2013, filed by Independent Bank Corp. (“Independent”) and Mayflower with the Securities and Exchange Commission (the “Proxy Statement/Prospectus”), if (1) your stock certificate(s) representing shares of Mayflower common stock (the “Mayflower Shares”) are not immediately available, (2) you cannot complete the procedure for book-entry transfer on a timely basis or (3) you cannot deliver the certificate(s) and all other required documents to Computershare Trust Company, N.A. (the “Exchange Agent”) at or prior to the Election Deadline. The Election Deadline will be 5:00 p.m., New York City time, on the date that is five business days immediately prior to the closing date of the Merger described in the Proxy Statement/ Prospectus (or such other date as Independent and Mayflower mutually agree). The date of the Election Deadline will be publicly announced as soon as practicable prior to such date. You may deliver this Notice of Guaranteed Delivery by facsimile transmission, by overnight courier or by mail, as set forth below and it must be received by the Exchange Agent at or prior to the Election Deadline. See Instructions 1 and 14 in the Form of Election and Letter of Transmittal for further information. In addition, please indicate your Election with respect to your Mayflower Shares on the Guarantee of Delivery provided with this Notice of Guaranteed Delivery.
TO: COMPUTERSHARE TRUST COMPANY, N.A., Exchange Agent

By Mail:	By Facsimile Transmission:	By Overnight Courier:
Computershare Trust Company, N.A. Attention: Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	For Eligible Institutions Only: (617) 360-6810 For Confirmation Only: (781) 575-2332	Computershare Trust Company, N.A. Attention: Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
This Notice of Guaranteed Delivery is not to be used to guarantee signatures, if a signature on a Form of Election and Letter of Transmittal is required to be guaranteed by an eligible institution under the instructions thereto.

Ladies and Gentlemen:
I acknowledge that if the Mayflower Shares listed below are not delivered to the Exchange Agent by 5:00 p.m. Eastern time on the third NASDAQ trading day after the Election Deadline (as defined above), the Exchange Agent will deem that I have not made an election with respect to such shares.
I tender to the Exchange Agent the Mayflower Shares listed below, pursuant to the guaranteed delivery procedures set forth in the Form of Election and Letter of Transmittal upon the terms of and subject to the conditions set forth or referred to in the Proxy Statement/Prospectus (as defined above) and in the Form of Election and Letter of Transmittal (including the instructions thereto), the receipt of which I acknowledge:

Certificate No. (if available)	Number of Shares

The Book-Entry Transfer Facility Account Number (if the Mayflower Shares will be delivered by book-entry transfer):
Account Number
Number of Shares
Date:    ______________________________
Sign Here:
Signature(s)
Number and Street or P.O. Box
City, Street, Zip Code

GUARANTEE OF DELIVERY
(Not to be used for signature guarantee)
The undersigned, a participant in the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program, guarantees delivery to the Exchange Agent of certificates representing the Mayflower Shares listed above, in proper form for transfer, or confirmation of the book-entry transfer of such Mayflower Shares to the Exchange Agent’s account at The Depository Trust Company, no later than 5:00 p.m. Eastern time on the third NASDAQ trading day after the Election Deadline (as defined above).

Firm Name (Print)
Authorized Signature
Address
City, State, Zip Code
Area Code and Telephone Number

Date:_______________
Check one of the boxes below:
❑ Cash Election
❑ Stock Election
❑ Mixed Election - Convert:

•
________ Mayflower Shares into the right to receive Cash Consideration (if you elect the Mixed Election as described above, please fill in the blank to the left to designate the number of Mayflower Shares represented by the Mayflower Certificate(s) to which the Form of Election and Letter of Transmittal applies that you want converted into the right to receive Cash Consideration); and

•	All remaining Mayflower Shares represented by the Mayflower Certificate(s) to which the Form of Election and Letter of Transmittal applies into the right to receive Stock Consideration.